                                                                EXHIBIT 10.2

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT is entered into effective the 1st day of August, 1997 ("Effective Date"), by and between GOODMARK FOODS, INC., a corporation with offices located in Raleigh, North Carolina (the "Company"), and RON E. DOGGETT (the "Employee").

         WHEREAS, the Company and the Employee are parties to an Employment Agreement dated August 1, 1988, a copy of which is attached as Exhibit A (the "Employment Agreement"), whereby the Employee agrees to serve as the Company's employee and officer;

         WHEREAS, the Employment Agreement has been amended from time to time by amendments; and

         WHEREAS, the Employee wishes to receive the compensation and benefits of continued employment by the Company, and the Company wishes to receive the continued services of Employee;

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the legal sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree to amend the Employment Agreement further as follows:

         1. The Employment Agreement is amended by deleting section "2." entitled "TERM" of the August 1, 1996 Amendment, a copy of which is attached hereto as Exhibit B, and replacing it with a new section to read as follows:

         2. TERM

         The Employee's employment shall continue for a period beginning on the Effective Date of this Agreement and ending on August 1, 2002. By mutual agreement of the Company and the Employee, the term of this Agreement may be extended for additional successive periods of mutually agreed duration as the parties shall agree.

         2. Except as herein set forth, the Employment Agreement, as Amended; is not modified or amended and the parties hereto hereby reaffirm and agree to all the terms and provisions of the Employment Agreement, as amended, in all other respects.

         IN WITNESS WHEREOF, the parties have executed this Amendment and with due authorization set or adopted their seals effective the 1st day of August, 1997.

                                            GOODMARK FOODS, INC.
                                            (Employer)

ATTEST:

                                            By:
/s/ Alvin C. Blalock                            /s/ Paul L. Brunswick
--------------------------------               -------------------------------
Secretary                                      Vice President,
                                                 Chief Financial Officer

[Corporate Seal]
                                             /s/ Ron E. Doggett
                                            -----------------------------(SEAL)
                                            Ron E. Doggett
                                            (Employee)

                                      -2-